UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2006

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	333-129139	54-2185193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

Ozark Holding Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 31, 2006, at the special meeting of the stockholders of Siebel Systems, Inc. (“Siebel Systems”), the Siebel Systems stockholders adopted the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 12, 2005, as amended, by and among Oracle Systems Corporation (formerly named Oracle Corporation and referred to herein as “Oracle Systems”), Siebel Systems, Oracle Corporation (formerly named Ozark Holding Inc. and referred to herein as “Oracle”), Ozark Merger Sub Inc. (“Oracle Merger Sub”) and Sierra Merger Sub Inc. (“Siebel Merger Sub”).

Subsequent to the special meeting, on January 31, 2006, Siebel Merger Sub (a wholly-owned subsidiary of Oracle) merged with and into Siebel Systems (the “Siebel Systems Merger”) and Oracle Merger Sub (a wholly-owned subsidiary of Oracle) merged with and into Oracle Systems (the “Oracle Merger” and, together with the Siebel Systems Merger, the “Mergers”). As a result of the Mergers, each of Oracle Systems and Siebel Systems became a wholly-owned subsidiary of Oracle.

Former Siebel Systems stockholders electing to receive Oracle common stock will receive a combination of stock and cash because holders of approximately 32.68% of Siebel Systems common stock elected to receive Oracle common stock. Therefore, the stock portion of the consideration was oversubscribed pursuant to the terms of the Merger Agreement. As a result, these electing stockholders will receive approximately $0.8752 in cash and 0.7888 shares of Oracle common stock for each Siebel Systems share. Any fractional shares remaining after conversion will be converted into cash at $12.61 per share, the closing price of Oracle Systems common stock on the day prior to the closing of the Mergers. Former Siebel Systems stockholders not electing to receive Oracle common stock will receive $10.66 per share in cash. The aggregate consideration payable to former Siebel Systems stockholders consists of approximately $4.1 billion in cash and approximately 140.7 million shares of Oracle common stock. Oracle intends to repurchase shares in the marketplace equal to the amount issued effectively making the acquisition a cash transaction from Oracle’s perspective.

In the Oracle Merger, each share of Oracle Systems common stock was automatically converted into one share of Oracle common stock.

The issuance of the Oracle common stock pursuant to the Siebel Systems Merger was registered under the Securities Act of 1933, as amended, pursuant to Oracle’s registration statement on Form S-4 (File No. 333-129139) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).

The definitive proxy statement/prospectus of Oracle and Siebel Systems, dated December 29, 2005, which forms a part of the Registration Statement contains additional information about the Mergers, including information concerning the interests of directors, executive officers and affiliates of Siebel Systems in the Siebel Systems Merger.

Prior to the Mergers, Oracle Systems common stock and Siebel Systems common stock were both registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and traded on the NASDAQ Stock Market. As a result of the Mergers, Oracle Systems common stock and Siebel Systems common stock have ceased trading on the NASDAQ Stock Market. Each of Oracle Systems and Siebel Systems has filed a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

On January 31, 2006, Oracle entered into a Preferred Share Rights Agreement with Computershare Trust Company, N.A., as rights agent, with the same terms and conditions (including the expiration date of March 31, 2008) as the Amended and Restated Preferred Share Rights Agreement of Oracle Systems and BankBoston N.A., as rights agent, dated March 31, 1998, as amended.

Pursuant to Rule 12g-3(c) under Exchange Act, the Oracle common stock and the associated preferred share purchase rights are deemed to be registered under Section 12(g) of the Exchange Act. The Oracle common stock trades on the NASDAQ Stock Market under the ticker symbol “ORCL”.

Upon consummation of the Oracle Merger, all of the officers and directors of Oracle Systems immediately before such merger became the officers and directors of Oracle, and the Certificate of Incorporation and Bylaws of Oracle were amended and restated in their entirety to be substantially identical to the Certificate of Incorporation and Bylaws of Oracle Systems in effect immediately prior to the Oracle Merger. In addition, Oracle assumed the employee compensation plans and arrangements of Oracle Systems.

Item 7.01 Regulation FD Disclosure

On January 31, 2006, Oracle issued a press release announcing that the Siebel Systems stockholders had adopted the Merger Agreement and that the Mergers had been completed. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

To be filed by amendment no later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

Incorporated by reference from Oracle Systems Corporation’s Current Report on Form 8-K filed January 17, 2006.

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of September 12, 2005, as amended, by and among Oracle Systems Corporation (formerly named Oracle Corporation), Siebel Systems, Inc., Oracle Corporation (formerly named Ozark Holding Inc.), Ozark Merger Sub Inc. and Sierra Merger Sub Inc. (Incorporated by reference to Annex A of the Proxy Statement/Prospectus included in Oracle Corporation’s Registration Statement on Form S-4 (File No. 333-129139)).

3.1	Amended and Restated Certificate of Incorporation of Oracle Corporation and Certificate of Amendment to Amended and Restated Certificate of Incorporation of Oracle Corporation.

3.2	Amended and Restated Bylaws of Oracle Corporation.

10.1	Preferred Share Rights Agreement between Oracle Corporation and Computershare Trust Company, N.A., as rights agent, dated as of January 31, 2006.

99.1	Press release dated January 31, 2006.

99.2	Pro Forma Financial Information with respect to acquisition of Siebel Systems, Inc. (Incorporated by reference to Oracle Systems Corporation’s Current Report on Form 8-K filed January 17, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: February 6, 2006	By:	/s/ Daniel Cooperman
	Name:	Daniel Cooperman
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of September 12, 2005, as amended, by and among Oracle Systems Corporation (formerly named Oracle Corporation), Siebel Systems, Inc., Oracle Corporation (formerly named Ozark Holding Inc.), Ozark Merger Sub Inc. and Sierra Merger Sub Inc. (Incorporated by reference to Annex A of the Proxy Statement/Prospectus included in Oracle Corporation’s Registration Statement on Form S-4 (File No. 333-129139)).

3.1	Amended and Restated Certificate of Incorporation of Oracle Corporation and Certificate of Amendment to Amended and Restated Certificate of Incorporation of Oracle Corporation.

3.2	Amended and Restated Bylaws of Oracle Corporation.

10.1	Preferred Share Rights Agreement between Oracle Corporation and Computershare Trust Company, N.A., as rights agent, dated as of January 31, 2006.

99.1	Press release dated January 31, 2006.

99.2	Pro Forma Financial Information with respect to acquisition of Siebel Systems, Inc. (Incorporated by reference to Oracle Systems Corporation’s Current Report on Form 8-K filed January 17, 2006).